UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-21696                  22-3106987
 (State or other jurisdiction     (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

     In a press release dated May 16, 2005, ARIAD Pharmaceuticals, Inc. announced, for the first time, that its novel mTOR inhibitor, AP23573, administered as a single agent, provided striking clinical-benefit and symptomatic improvement in advanced sarcoma patients across multiple sarcoma subtypes in an ongoing Phase 2 multicenter clinical trial. The data are being presented at the 2005 American Society of Clinical Oncology
     (ASCO) annual meeting in Orlando, Florida. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits.

     (c)   The following exhibits are filed with this report

           Exhibit
           Number            Description
           ------            -----------
           99.1              Press release dated May 16, 2005.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARIAD Pharmaceuticals, Inc.

                                         By: /s/ Edward M. Fitzgerald
                                             -----------------------------------
                                             Edward M. Fitzgerald
                                             Senior Vice President and Chief
                                             Financial Officer


Date: May 16, 2005




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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number         Description
-------        -----------
 99.1          Press release dated May 16, 2005.




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